UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2013

CONSTELLATION BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY	14564
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (585) 678-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Agreements with the Department of Justice

As previously disclosed, the Antitrust Division of the United States Department of Justice (the “DOJ”), Constellation Brands, Inc. (“Constellation”) and Crown Imports LLC (“Crown Imports”), Anheuser-Busch InBev SA/NV (“ABI”) and Grupo Modelo, S.A.B. de C.V. (“Modelo”), made a joint motion to the United States District Court for the District of Columbia (the “District Court”) for a limited extension of the stay of the DOJ’s action against ABI and Modelo until April 23, 2013, on the understanding that the parties had reached an agreement in principle on a proposed resolution. On April 19, 2013, Constellation, ABI, and Modelo entered into a Stipulation and Order (the “Stipulation and Order”) and a Proposed Final Judgment (the “Proposed Final Judgment”) with the DOJ regarding:

•	the previously announced proposed transactions between Constellation and ABI regarding Constellation’s purchase of:

•

the 50% equity interest in Crown Imports, a joint venture between Constellation and GModelo Corporation (“Seller”), a wholly-owned subsidiary of Modelo, through which Modelo’s Mexican beer portfolio (the “Modelo Brands”) has been imported, marketed and sold in the U.S. since January 2007; and

•	Modelo’s state-of-the-art Piedras Negras brewery located in Nava, Coahuila, Mexico (the “Brewery”); and

•	certain transactions between ABI and Modelo and certain of its affiliates.

The Stipulation and Order and Proposed Final Judgment were filed in the District Court on April 19, 2013. Consistent with the agreement in principle among the parties and under the terms of the Stipulation and Order and the Proposed Final Judgment, in addition to other terms: (i) Constellation will be joined as a party to the action for the purposes of settlement and for the entry of a Final Judgment, (ii) ABI and Modelo have agreed to the prompt and certain divestiture of certain rights and assets held by them, (iii) Constellation and ABI have agreed to amend certain agreements to be executed in connection with the proposed acquisition of the equity interest in Crown Imports and the Brewery, (iv) Constellation will be obligated to build-out and expand the Brewery to a nominal capacity of at least 20 million hectoliters of packaged beer annually by December 31, 2016, and to use its best efforts to achieve certain construction milestones by specified dates, (v) the United States will have approval rights, in its sole discretion, for amendments or modifications to the agreements between Constellation and ABI, and (vi) the United States will have a right of approval, in its sole discretion, of any extension of the term of the Interim Supply Agreement (defined below) beyond three years.

Upon signing of the Stipulation and Order and Proposed Final Judgment by the District Court, Constellation and ABI will be permitted to consummate the transactions contemplated by the Purchase Agreements (as defined below). The transactions remain subject to entry of a Final Judgment by the District Court following a 60-day public comment period required by the Antitrust Procedures and Penalties Act, but the transactions can be closed pending that review. Between the signing of the Stipulation and Order and the closing of the transactions, Constellation, ABI and Modelo will be subject to the terms of the Stipulation and Order, which is intended to preserve the viability of the assets to be divested prior to the closing.

The description of the Stipulation and Order and Proposed Final Judgment are qualified in their entirety by the terms of the Stipulation and Order and Proposed Final Judgment, which are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Amendments to Purchase Agreements

As previously disclosed, Constellation Beers Ltd. (“Constellation Beers”), an indirect wholly-owned subsidiary of Constellation, Constellation Brands Beach Holdings, Inc. (“CBBH”), an indirect wholly-owned subsidiary of Constellation, Constellation and ABI entered into an Amended and Restated Membership Interest Purchase Agreement (the “Crown Purchase Agreement”) pursuant to which ABI will cause Seller to sell, and Constellation Beers and CBBH will purchase, Seller’s 50% membership interest (the “Purchased Interest”) in Crown Imports. Constellation Beers currently owns the other 50% interest in Crown Imports and will purchase 98% of the Purchased Interest. CBBH will purchase the other 2% of the Purchased Interest. Upon consummation of the purchase of the Purchased Interest by Constellation Beers and CBBH, Constellation Beers will own a 99% interest in Crown Imports, CBBH will own a 1% interest in Crown Imports, and Crown Imports will become an indirect wholly-owned subsidiary of Constellation.

On April 19, 2013, and in connection with the Stipulation and Order and Proposed Final Judgment, Constellation Beers, CBBH, Constellation and ABI entered into an amendment to the Crown Purchase Agreement (the “Crown Purchase Agreement Amendment”) pursuant to which, among other things, the parties agreed to amend and restate the form of the Interim Supply Agreement (the “Interim Supply Agreement”) to be executed by Constellation and ABI at the closing of the transactions contemplated by the Crown Purchase Agreement. The modifications to the original form of the Interim Supply Agreement were made upon further negotiations of the parties and in connection with discussions with the DOJ related to the Stipulation and Order and Proposed Final Judgment. As discussed above, the Stipulation and Order and the Proposed Final Judgment provide that the United States will have a right of approval, in its sole discretion, of any extension of the term of the Interim Supply Agreement beyond three years, which would include the two one-year extensions at Crown Imports’ option in the event the planned expansion of the Brewery has not been completed prior to the third anniversary of the closing of the transactions contemplated by the Crown Purchase Agreement.

Also as previously disclosed, ABI and Constellation entered into a Stock Purchase Agreement (the “Brewery Purchase Agreement” and, together with the Crown Purchase Agreement, the “Purchase Agreements”), pursuant to which (i) Constellation agreed to purchase or cause one or more of its subsidiaries to purchase all of the issued and outstanding shares of capital stock of Compañia Cervecera de Coahuila, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of Mexico (the “Brewery Company”), and all of the issued and outstanding shares of capital stock of Servicios Modelo de Coahuila, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of Mexico (the “Service Company”), and (ii) ABI agreed to (a) cause Modelo to sell to Constellation or one or more of its subsidiaries all of the issued and outstanding shares of capital stock of the Brewery Company and the Service Company (collectively, the “Purchased Shares”), and (b) cause Marcas Modelo, S.A. de. C.V. (“Marcas Modelo”) to grant to Constellation Beers the rights described in an Amended and Restated Sub-License Agreement in the form attached as an exhibit to the Brewery Purchase Agreement (the “Sub-License Agreement”).

On April 19, 2013, and in connection with the Stipulation and Order and Proposed Final Judgment, Constellation and ABI entered into an amendment to the Brewery Purchase Agreement (the “Brewery Purchase Agreement Amendment”) pursuant to which, among other things, the parties agreed to amend and restate (a) the form of the Sub-License Agreement to be executed by Marcas Modelo and Constellation Beers at the closing of the transactions contemplated by the Brewery Purchase Agreement and (b) the form of the Transition Services Agreement to be executed by Constellation and ABI at the closing of the transactions contemplated by the Brewery Purchase Agreement (the “Transition Services Agreement”). The modifications to the original forms of the Sub-License Agreement and Transition Services Agreement were made upon further negotiations of the parties and in connection with discussions with the DOJ related to the Stipulation and Order and Proposed Final Judgment.

The description of the Crown Purchase Agreement Amendment and the form of the Interim Supply Agreement attached thereto as an exhibit and the Brewery Purchase Agreement Amendment and the forms of the Sub-License Agreement and Transition Services Agreement attached thereto as exhibits are qualified in their entirety by the terms of the Crown Purchase Agreement Amendment (and the form of the Interim Supply Agreement attached thereto as an exhibit) and the Brewery Purchase Agreement Amendment (and the forms of the Sub-License Agreement and Transition Services Agreement attached thereto as exhibits), which are attached hereto as Exhibits 2.1 and 2.2, respectively, and incorporated herein by reference.

The Crown Purchase Agreement Amendment and the Brewery Purchase Agreement Amendment (collectively, the “Filed Agreements”) have been filed as exhibits to this Current Report on Form 8-K to provide investors with information regarding their terms and are not intended to provide factual information about parties thereto, or any of their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Filed Agreements were made only for purposes of those agreements and as of specific dates, are solely for the benefit of the parties to the Filed Agreements, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Filed Agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. In addition, such representations and warranties were made only as of the respective dates of the Filed Agreements or such other dates as may be specified in a Filed Agreement. Investors should not rely on the representations, warranties, or covenants or any description thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the dates of the Filed Agreements, which subsequent information may or may not be fully reflected in Constellation’s public disclosures.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Constellation expects that following the closing of the transactions contemplated by the Purchase Agreements, it will operate in two divisions – Wine & Spirits and Beer. Each division will be headed by a division President. Consequently, effective as of the closing of the transactions contemplated by the Purchase Agreements, John A. (Jay) Wright will be President, Wine & Spirits Division of Constellation, which division will include Constellation’s current global wine and spirits business. Upon the closing of the transactions contemplated by the Purchase Agreements, Constellation expects that Crown Imports’ current President, William Hackett, will assume the responsibilities of President, Crown Imports Beer Division and continue in his role as President of Crown Imports.

Item 7.01.	Regulation FD Disclosure.

On April 19, 2013, Constellation issued a news release, a copy of which is furnished herewith as Exhibit 99.3 and is incorporated herein by reference, announcing Constellation’s entry into the Stipulation and Order, the Proposed Final Judgment and the amendments to the Purchase Agreements and the filing of the Stipulation and Order and Proposed Final Judgment with the District Court.

References to Constellation’s website in the news release do not incorporate by reference the information on such website into this Current Report on Form 8-K, and Constellation disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.3 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

The following exhibits are filed or furnished, as appropriate, as part of this Current Report on Form 8-K:

Exhibit No.	Description
2.1	First Amendment to Amended and Restated Membership Interest Purchase Agreement, dated as of April 19, 2013, among Constellation Beers Ltd., Constellation Brands Beach Holdings, Inc., Constellation Brands, Inc. and Anheuser-Busch InBev SA/NV.

2.2	First Amendment to Stock Purchase Agreement dated as of April 19, 2013, between Anheuser-Busch InBev SA/NV and Constellation Brands, Inc.

99.1	Stipulation and Order between Constellation Brands, Inc., Anheuser-Busch InBev SA/NV, Grupo Modelo, S.A.B. de C.V. and the Antitrust Division of the United States Department of Justice.

99.2	Proposed Final Judgment filed with the United States District Court for the District of Columbia on April 19, 2013.

99.3	News Release of Constellation Brands, Inc. dated April 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2013	CONSTELLATION BRANDS, INC.

	By:	/s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

(2.1)	First Amendment to Amended and Restated Membership Interest Purchase Agreement, dated as of April 19, 2013, among Constellation Beers Ltd., Constellation Brands Beach Holdings, Inc., Constellation Brands, Inc. and Anheuser-Busch InBev SA/NV.*

(2.2)	First Amendment to Stock Purchase Agreement dated as of April 19, 2013, between Anheuser-Busch InBev SA/NV and Constellation Brands, Inc.*

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	Stipulation and Order between Constellation Brands, Inc., Anheuser-Busch InBev SA/NV, Grupo Modelo, S.A.B. de C.V. and the Antitrust Division of the United States Department of Justice.

(99.2)	Proposed Final Judgment filed with the United States District Court for the District of Columbia on April 19, 2013.

(99.3)	News Release of Constellation Brands, Inc. dated April 19, 2013.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.

*	This Exhibit has been filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment. The confidential portions of this Exhibit have been omitted and are marked by an asterisk.